SECURED PROMISSORY NOTE

U.S. $200,00012/9/2021

FOR VALUE RECEIVED, the undersigned, A4 Technologies Inc, a Delaware corporation(“Maker”) promises to pay to the order of Andrew Spence or to the holder of this Note (the “Holder”) at Holder’s address, or such other place as Holder may designate in writing, in lawful money of the United States of America, the original aggregate principal sum of One Million Eight Hundred Thousand Dollars ($200,000.00) together with interest at the rate of three and 3/4 percent (3.75%) per annum, which amounts shall be due in accordance with the following provisions of this Promissory Note (the “Note”).

This Note is the note referred to in, and has been executed and delivered pursuant to and in accordance with the terms and conditions of the Membership Interest Purchase Agreement (the “Purchase Agreement”), of even or near date herewith to which Maker and Holder are among the contracting parties and is entitled to the benefit and security of the Purchase Agreement, to which reference is made for a statement of all of the terms and conditions thereof.  Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Purchase Agreement.

1.Term.  The term of this Note shall be amortized over ten (10) years at 3.75% interest.

2.Monthly Payments. Monthly payments (each, a “Monthly Payment”) of interest, principal and penalties, if any, shall be paid monthly, commencing on that date which is thirty (30) days following the execution of the Purchase Agreement, and payable thereafter on the monthly anniversary of the Purchase Agreement.

3.Balloon Maturity. The unpaid principal amount of this Note, and any unpaid interest accrued thereon, shall be immediately due and payable to the Holder as of the date which is three (3) years following the execution of the Purchase Agreement (the “Balloon Maturity Date”).

4.Security Interest.  This Note is secured by a corporate guarantee from Maker’s parent holding company, Alpine 4 Holdings Inc (the “Guarantor”), in substantially the form attached hereto in Exhibit A.

5.Prepayment.  Maker shall have the right to prepay the indebtedness, in full or in part and without penalty or payment of any fee or premium, at any time prior to the Balloon Maturity Date.

6.Late Charges; Refusal of Payments.  If any Monthly Payment provided for in this Note shall be received by Holder more than fifteen (15) days after the due date thereof, a “Late

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Charge” of one percent (1.0%) of the amount of such Monthly Payment shall be immediately due to Holder and shall accompany any such Monthly Payment when made.  Holder may refuse to accept any Monthly Payment which is not accompanied by the applicable Late Charge.  It is agreed that the amount of such Late Charge has been established to compensate Holder for additional costs and expenses which will be incurred by reason of a Monthly Payment not being made on time and which costs and expenses are difficult to predict or quantify. The parties agree that the amount of Late Charges, if any, are reasonable under the circumstances.

7.Default Interest.  Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance hereof, together with accrued but unpaid interest and Late Charges shall, for all purposes, thereafter earn interest at the rate of twelve percent (12.0%) per annum (the “Default Rate”) from the date of such default until the default shall have been cured to the satisfaction of Holder in its sole discretion.  In no event shall the Default Rate exceed the highest rate of interest which may be charged upon default against the obligation of Maker evidenced by this Note in accordance with the law applicable thereto.

8.No Right of Setoff.  Except as provided in the Purchase Agreement, Maker shall have no right to set off, offset or deduct any amount otherwise due, payable or owing under or pursuant to this Note.

9.Place of Payment.  Unless until otherwise revised in writing, all Payments required to be made under this Note shall be made payable to Andrew Spence, or his heir, beneficiary, or assign, with an address of: ___________________________________________

10.Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

a.Maker shall fail to pay (whether due on the date provided herein or by acceleration or otherwise), any amounts due and payable under this Note;

b.There shall occur a default under the Purchase Agreement, or Maker shall otherwise fail to perform its obligations under the Purchase Agreement;

c.Maker or Guarantor become insolvent or bankrupt or are generally not paying its debts as such debts become due or if a custodian, trustee, or receiver as defined in the Bankruptcy Code is appointed over all or any portion of Maker’s or Guarantor’s property, or bankruptcy, reorganization or liquidation proceedings are instituted or consented to by Maker or instituted against and not consented to by Maker or Guarantor and not dismissed within thirty (30) days after the institution of such proceedings;

d.A general assignment by the Maker or Guarantor for the benefit of creditors;

e.The attachment, levy, execution or other judicial seizure of substantially all of the Maker’s or Guarantor’s assets;

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f.The Maker or Guarantor shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

g.the dissolution, termination of existence, or other Change of Control (defined below) of Maker or Guarantor.

11.Acceleration Upon Default.  Upon the occurrence of any Event of Default under this Note, then the entire principal balance and accrued interest, irrespective of the Balloon Maturity Date specified herein, shall become immediately due and payable at the option of Holder.

12.Assignment.  This Note is non-negotiable and may not be sold, assigned or transferred (by operation of law or otherwise) or pledged by Holder, without the prior written consent of Maker, which shall not be unreasonably withheld.

13.Cumulative Remedies.  The rights or remedies of the Holder as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker, any guarantor hereof or otherwise at the sole discretion of the Holder.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or a waiver of the right to exercise them at any later time.

14.Waivers and Consents.  The Maker and all endorsers, guarantors, sureties, accommodation parties hereof, and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences shall not affect the liability of said parties for the indebtedness evidenced by this Note.

15.Payment of Costs and Liability.  The Maker, guarantors, sureties, accommodation parties hereof, and all other persons liable or to become liable on this Note, agree jointly and severally, to pay all costs of collection, including reasonable attorneys’ fees and all costs of suit and appeal (the “Costs”), in the event that (a) there shall occur an Event of Default under this Note; (b) the Holder is made party to any litigation merely because of the existence of this Note; or (c) it becomes necessary by reason of the acts or omissions of Maker for the Holder to seek the advice of counsel with respect to this Note.  Costs shall be paid whether suit be brought or not, and whether they are incurred through courts of original jurisdiction, or through a bankruptcy court or through other legal proceedings.

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16.Amendments.  This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

17.Joint and Several Liability. This Note shall be the joint and several obligations of all Makers.

18.Severability.  If any term or condition of this Note shall be held to be invalid or unenforceable, the rest of the Note shall be enforced without the invalid or the unenforceable provision.

19.References.  Whenever used herein, the words “Maker” and “Holder” shall be deemed to include their respective heirs, devisees, personal representatives, successors and assigns.

20.Limitation of Interest.  It is the intent of Maker and Holder in the execution of this Note to contract in strict compliance with the usury laws governing this Note.  In furtherance thereof, Holder and Maker stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such laws.  Maker or any guarantor, endorser or other party now or hereafter becoming liable for the payment of this Note shall never be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this section shall control over all other provisions of this Note and any other instrument executed in connection herewith which may be in apparent conflict herewith.  In the event any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged, all such sums deemed to constitute interest in excess of the maximum permissible rate shall be immediately returned to the maker upon such determination.

21.Due on Sale.  It is expressly agreed and understood by Maker that this Note is made for the sole and absolute benefit of Maker and that this Note is not assumable by any other person or party. If such an assignment is attempted and/or if more than fifty percent (50%) of the voting power of Maker is disposed of, the Holder or its successors and assigns shall have the right to immediately declare the entire unpaid balance of this Note, including all accrued but unpaid interest and Late Charges, to be immediately due and payable.  Nothing in this section shall be construed as relieving any successor in interest to Maker of payment under the terms of this Note.

22.Governing Law.  This Note shall be governed in accordance with the laws of the Indiana.

23.Change of Control.  The occurrence of any one or more of the following (each a "Change of Control"):

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(a)  Maker sells, leases, assigns, transfers, conveys, or otherwise disposes of all or a substantial part of the Maker’s assets (excluding equipment financing or bank financing), or

(b)  Maker liquidates, dissolves, or substantially suspends the active business operations, or the equity of Maker is transferred, assigned, or otherwise conveyed to any person or entity, or

(c)  The consummation of any consolidation, merger or reorganization of Maker with or into any limited liability company, corporation or other entity, or any other corporate transaction in which Maker shall not be the continuing or surviving entity of such transaction.

The Maker hereby signs this Note as of the date first written above.

Maker:

A4 Technologies Inc.
a Delaware corporation

By:	/s/ Kent Wilson
Name:	Kent Wilson
Title:	Chief Executive Officer

By signing below, Holder hereby confirms and accepts the terms and conditions of this Note.

ACCEPTED BY HOLDER:

/s/ Andrew Spence	Date:
Mr. Andrew Spence

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EXHIBIT A

CORPORATE GUARANTY

GUARANTY

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of Andrew Spence (“Holder”) having agreed to take a note from A4 Technologies Inc, a Delaware corporation (the “Company”) in connection with the Membership Interest Purchase Agreement (the “Purchase Agreement”) of even or near date herewith, to which Maker and Company are among the contracting parties, in the amount of $200,000.00 for the benefit of Company (the “Note”), the undersigned parent company of Company, Alpine 4 Holdings Inc, a Delaware corporation (the “Guarantor”), does hereby unconditionally guarantee to Holder, its successors and assigns, full and prompt payment and performance of all present and future obligations of the Company to Holder under the Note including all renewals and extensions thereof or substitutions therefor (the “Guaranty”). The Guarantor also agrees to pay in addition thereto all costs, expenses and reasonable attorney’s fees at any time paid or incurred by Holder in endeavoring to enforce this Guaranty.

Notice of acceptance of and action taken by Holder from time to time under this Guaranty are hereby waived and this Guaranty shall operate as a continuing, absolute and irrevocable Guaranty covering all obligations of the Company to Holder under the Note, now existing or hereafter arising.

Upon any default by the Company with respect to any of the obligations herein guaranteed, the liability of the Guarantor hereunder shall be deemed to have become immediately due and payable, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against the Company or the Guarantor and without further steps to be taken or further conditions to be performed by Holder or anyone. Failure of Holder to make any demand or otherwise to proceed against the Guarantor in respect to any default by the Company or the Guarantor, or any delay by Holder in doing so, shall not constitute a waiver of any Holder right to proceed in respect to any or all other defaults by the Company or the Guarantor.

The liability of the Guarantor is primary and shall not be terminated or otherwise affected or impaired by, and the Guarantor waives notice of, any granting time by Holder to the Company (regardless of the number of length of such grant of time) or any other indulgence or indulgences granted by Holder to the Company; Holder heretofore, now or hereafter acquiring, releasing or in any way modifying any guaranty from any other person or persons or any collateral or other security in whatever form for any of the obligations hereby guaranteed, whether or not notice thereof shall have been or be given to the Guarantor; any failure on the part of Holder to take any action with respect to, or to realize upon any security, rights, endorsements or guaranties which Holder may now or hereafter hold with respect to any obligation hereby guaranteed, including without limitation rights against the Company; any alterations, waivers, extensions, renewals or modifications of any such obligation to which Holder may agree from time to time; any invalidity

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or unenforceability of any of the obligations guaranteed hereby; any change in the membership of the Company; any fraud, illegal or improper acts of the Company; any relief of the Company with respect to its obligations to Holder because of any right of set-off, deduction or defense of any kind or otherwise; any other defenses which might constitute a legal or equitable discharge of a surety or guarantor; the failure of Holder to perfect any lien securing any Company obligations or the obligations of other parties, including any other guarantors; voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of the Company or entry of an order for relief against or with respect to the Company under any applicable bankruptcy or like laws; composition, extension, moratoria or other forms of debtor relief granted to the Company pursuant to law presently in force or hereafter enacted; payment of any or all obligations and indebtedness of the Company in the event such payment is invalidated or avoided by a trustee, custodian or receiver of the Company; the dissolution of the Company; or the reorganization, merger or consolidation of the Company into or with another entity, corporate or otherwise, or the sale or disposition of all or substantially all of the capital stock, business or assets of the Company to any other person or party. The Guarantor further waives all suretyship defenses and defenses in the nature thereof; any right or claim to right to cause a marshalling of the guarantors before enforcing this guaranty; any right of subrogation to any Holder rights against the Company and any right of reimbursement, indemnity, contribution, exoneration and the like now or hereafter accorded by law to indemnitors, guarantors, sureties or accommodation parties, provided that such waiver shall not be effective to the extent that by virtue of such waiver the liability of the Guarantor is rendered invalid, avoidable or unenforceable under any applicable law dealing with the recovery of avoidance of so-called fraudulent conveyances or otherwise.

This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Holder and Holder’s successors and permitted assigns.

This Guaranty shall be governed by and construed in accordance with the laws of the state of Indiana (without reference to the conflicts of law provisions thereof). The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of any other provision hereof. This Guaranty may not be amended except by an instrument in writing signed by the party to be charged.

The Guarantor hereby signs this Guaranty as of December 9, 2021.

GUARANTOR:

Alpine 4 Holdings, Inc.
a Delaware corporation

By:	/s/ Kent Wilson
Name:	Kent Wilson
Title:	Chief Executive Officer

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